UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2007

Semiannual Report
to Shareholders

DWS Large Company Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.28%, 2.17%, 2.15% and 0.80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 1/31/07
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	10.87%	5.52%	6.32%	1.89%	3.92%
Class B	10.43%	4.68%	5.48%	1.09%	3.10%
Class C	10.45%	4.71%	5.51%	1.11%	3.13%
Russell 1000® Growth Index+	15.12%	9.95%	7.05%	3.58%	5.00%
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	11.10%	5.92%	6.73%	2.32%	-2.70%
Russell 1000 Growth Index+	15.12%	9.95%	7.05%	3.58%	-1.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
** Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,946	$11,326	$10,348	$13,851
	Average annual total return	-0.54%	4.24%	0.69%	3.31%
Class B	Growth of $10,000	$10,168	$11,537	$10,457	$13,575
	Average annual total return	1.68%	4.88%	0.90%	3.10%
Class C	Growth of $10,000	$10,471	$11,744	$10,569	$13,609
	Average annual total return	4.71%	5.51%	1.11%	3.13%
Russell 1000® Growth Index+	Growth of $10,000	$10,995	$12,268	$11,924	$16,285
	Average annual total return	9.95%	7.05%	3.58%	5.00%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Comparative Results as of 1/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,059,200	$1,215,900	$1,121,600	$846,300
	Average annual total return	5.92%	6.73%	2.32%	-2.70%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,099,500	$1,226,800	$1,192,400	$932,100
	Average annual total return	9.95%	7.05%	3.58%	-1.15%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/07	$ 27.13	$ 25.95	$ 25.99	$ 27.73
7/31/06	$ 24.47	$ 23.50	$ 23.53	$ 24.96
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	347	of	731	48
3-Year	323	of	622	52
5-Year	352	of	511	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 1/31/07
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	11.02%	5.83%	6.58%	2.15%	4.19%
Russell 1000 Growth Index+	15.12%	9.95%	7.05%	3.58%	5.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value Information
Class S
Net Asset Value: 1/31/07	$ 27.60
7/31/06	$ 24.86
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	322	of	731	44
3-Year	294	of	622	48
5-Year	330	of	511	65
10-Year	141	of	194	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,583	$12,106	$11,121	$15,076
	Average annual total return	5.83%	6.58%	2.15%	4.19%
Russell 1000 Growth Index+	Growth of $10,000	$10,995	$12,268	$11,924	$16,285
	Average annual total return	9.95%	7.05%	3.58%	5.00%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been even higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,108.70	$ 1,104.30	$ 1,104.50	$ 1,110.20	$ 1,111.00
Expenses Paid per $1,000*	$ 6.75	$ 11.19	$ 11.03	$ 5.48	$ 4.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,018.80	$ 1,014.57	$ 1,014.72	$ 1,020.01	$ 1,020.72
Expenses Paid per $1,000*	$ 6.46	$ 10.71	$ 10.56	$ 5.24	$ 4.53
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Company Growth Fund	1.27%	2.11%	2.08%	1.03%	.89%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Julie M. Van Cleave and Portfolio Managers Jack A. Zehner and Thomas J. Schmid discuss DWS Large Company Growth Fund's performance, strategy and the market environment during the six-month period ended January 31, 2007.

Q: How would you describe the economic and market environment over the last six months?

A: After several years of above-trend growth, the US economy expanded at a pace slightly below most estimates of its potential over the last few months, while core inflation increased somewhat, to a rate slightly above the US Federal Reserve Board's (the Fed's) desired range. Despite weakness in the housing market, consumer spending held up reasonably well. Trends in business investment also remained fairly positive. After raising interest rates fairly steadily for two years, the Fed stopped tightening in the last half of 2006 because they believed the moderation in economic growth, together with tame inflation expectations and receding energy prices, would help bring core inflation down. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend.

The equity market was quite strong over the last six months, and returns of most major indices were within a fairly narrow range. The Russell 3000® Index, which can be regarded as a good indicator of the broad stock market, had a return of 14.33% for the six months ended January 31, 2007.1 The difference between returns of the small-cap and large-cap markets was modest: The return of the Russell 2000® Index was 14.95%, compared with 14.28% for the Russell 1000® Index.2 Within the large-cap segment of the market, growth stocks outperformed value stocks, as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index.3

1 The Russell 3000® Index measures the performance of the 3000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization.
The Russell 1000 Index is an unmanaged, capitalization-weighted, price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.
3 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 10 sectors in the Russell 1000 Index, the strongest were consumer discretionary, materials, information technology and financials, all of which had returns above 20%. The only sector with a negative return was energy, which had been very strong in prior periods; energy stocks fell as some investors sold shares in response to lower energy prices.

Q: How did the fund perform during this period?

A: DWS Large Company Growth Fund Class A shares produced a total return of 10.87% for the six months ended January 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was below that of its benchmark, the Russell 1000® Growth Index, which had a return of 15.12%, and the average of its peer group, the Lipper Large-Cap Growth Funds category, which was 13.34%.4

4 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Category returns reflect the reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies within the industries deemed most attractive that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How is the portfolio positioned relative to its benchmark?

A: We always maintain a diversified portfolio of holdings, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the benchmark in energy. This overweight must, of course, be offset by underweights in other sectors.5 Over the last six months, the portfolio has been overweight in energy, consumer staples and health care and underweight in the other seven sectors. We currently have no positions in telecommunications, and utilities are significantly underweight.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What were the main reasons for the fund's underperformance relative to its benchmark?

A: Our overweight in energy, which has been a major driver of the fund's strong performance for several years, was a significant negative over the last six months. Energy stocks performed especially poorly in August, September and October, as both the hurricane season and early autumn temperatures proved to be mild. Some investors with a shorter-term orientation sold the stocks in the belief that the recent drop in oil prices would hurt future earnings. We remain convinced that increasing global demand for energy creates opportunities for companies in the position to identify, service and convert to usable form new energy sources. Accordingly, we have maintained our overweight in energy.

For this six-month period, nearly all of the holdings that detracted significantly from performance were in the energy sector. These include Valero Energy Corp., Baker Hughes, Inc., Schlumberger Ltd., Transocean, Inc., EOG Resources, Inc. and ConocoPhillips.

Q: What decisions had a positive important impact on performance?

A: In the information technology sector, performance benefited from increased emphasis on innovative companies with repeatable services and products that can produce a continuing stream of positive results. One such holding is Accenture Ltd.; this stock moved up sharply after the company reported better- than-expected earnings driven by higher margin consulting projects and growth in its outsourcing business and announced that it expects further earnings increases in 2007. Shares of Apple, Inc. performed well, as consumers' enthusiasm for new products drove revenue and earning increases.

In the financials sector, capital markets holdings performed well, benefiting from strong markets as well as merger and acquisition activity. Merrill Lynch & Co., Inc., Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc. were examples of this strength.

In health care, our emphasis is on biotechnology and medical equipment and services; we have limited exposure to large pharmaceutical companies because we believe their growth potential is constrained by a lack of innovation. One of the top performers in this sector was Zimmer Holdings, Inc., a manufacturer of medical devices such as artificial joints. Zimmer had suffered in previous periods from some regulatory issues, but is experiencing demand growth for some of its innovative products. We believe an aging population bodes well for future growth in Zimmer's product lines.

Q: What other comments do you have for shareholders?

A: It is interesting to note that the Russell 1000 Growth Index was one of the best-performing of all US equity indices over the last six months. This is a reversal of trends in prior periods, as small-cap stocks and value stocks had been leading the market. It is gratifying to see that the market is rotating back to the high-quality large-cap growth stocks in which this fund invests, as we would expect it to do in the late stages of an economic expansion.

The market strength in the last three years has been driven almost entirely by earnings growth; there has been no expansion of price-to-earnings ratios. We believe that the potential exists for expansion of the multiple of price to earnings; this could be positive for the high-quality names in which this fund invests. We expect that the innovative companies with strong financials that constitute most of this portfolio will continue to prosper.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	1/31/07	7/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/07	7/31/06

Information Technology	23%	22%
Health Care	18%	20%
Consumer Staples	14%	14%
Consumer Discretionary	14%	10%
Energy	13%	16%
Industrials	10%	10%
Financials	7%	6%
Materials	1%	1%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2007 (26.6% of Net Assets)
1. Microsoft Corp. Developer of computer software	4.0%
2. General Electric Co. Industrial conglomerate	3.5%
3. Johnson & Johnson Provider of health care products	3.4%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.8%
5. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.4%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	2.2%
7. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.1%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.1%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.1%
10. Target Corp. Operator of general merchandise and discount stores	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 13.6%
Automobiles 1.1%
Harley-Davidson, Inc.	48,400	3,304,268
Hotels Restaurants & Leisure 1.5%
McDonald's Corp.	35,200	1,561,120
Starbucks Corp.*	93,600	3,270,384
		4,831,504
Household Durables 1.0%
Fortune Brands, Inc.	39,400	3,298,568
Media 3.1%
McGraw-Hill Companies, Inc.	74,400	4,990,752
Omnicom Group, Inc.	46,350	4,876,020
		9,866,772
Multiline Retail 3.3%
Kohl's Corp.*	32,500	2,304,575
Nordstrom, Inc.	29,700	1,654,587
Target Corp.	104,000	6,381,440
		10,340,602
Specialty Retail 3.1%
Best Buy Co., Inc.	35,200	1,774,080
Lowe's Companies, Inc.	95,800	3,229,418
Staples, Inc.	184,750	4,751,770
		9,755,268
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	35,000	1,605,100
Consumer Staples 13.8%
Beverages 3.8%
Diageo PLC	177,868	3,459,624
PepsiCo, Inc.	134,840	8,796,961
		12,256,585
Food & Staples Retailing 3.7%
Shoppers Drug Mart Corp.	36,800	1,572,944
Wal-Mart Stores, Inc.	89,900	4,287,331
Walgreen Co.	127,800	5,789,340
		11,649,615
Food Products 3.1%
Dean Foods Co.*	76,600	3,389,550
Groupe Danone	23,528	3,624,627
Kellogg Co.	56,500	2,783,755
		9,797,932
Household Products 3.2%
Colgate-Palmolive Co.	45,150	3,083,745
Procter & Gamble Co.	109,600	7,109,752
		10,193,497
Energy 12.6%
Energy Equipment & Services 6.7%
Baker Hughes, Inc.	75,500	5,211,765
Halliburton Co.	88,200	2,605,428
Noble Corp.	36,200	2,713,190
Schlumberger Ltd.	105,300	6,685,497
Transocean, Inc.*	50,840	3,933,491
		21,149,371
Oil, Gas & Consumable Fuels 5.9%
ConocoPhillips	48,190	3,200,298
Devon Energy Corp.	78,600	5,509,074
EOG Resources, Inc.	50,600	3,497,978
Valero Energy Corp.	48,400	2,627,152
XTO Energy, Inc.	78,966	3,985,414
		18,819,916
Financials 7.0%
Capital Markets 4.4%
Lehman Brothers Holdings, Inc.	39,600	3,256,704
Merrill Lynch & Co., Inc.	44,200	4,135,352
The Goldman Sachs Group, Inc.	18,200	3,861,312
UBS AG (Registered)	42,176	2,638,437
		13,891,805
Consumer Finance 0.9%
American Express Co.	51,200	2,980,864
Insurance 1.7%
Aflac, Inc.	74,500	3,546,945
Genworth Financial, Inc. "A"	53,200	1,856,680
		5,403,625
Health Care 18.2%
Biotechnology 5.4%
Amgen, Inc.*	53,600	3,771,832
Genentech, Inc.*	77,600	6,779,912
Gilead Sciences, Inc.*	102,300	6,579,936
		17,131,680
Health Care Equipment & Supplies 5.8%
Baxter International, Inc.	95,700	4,752,462
C.R. Bard, Inc.	39,000	3,218,280
Medtronic, Inc.	99,500	5,318,275
Zimmer Holdings, Inc.*	61,600	5,187,952
		18,476,969
Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	111,900	5,847,894
Pharmaceuticals 5.1%
Abbott Laboratories	71,100	3,768,300
Eli Lilly & Co.	28,900	1,564,068
Johnson & Johnson	163,106	10,895,481
		16,227,849
Industrials 9.7%
Aerospace & Defense 2.4%
United Technologies Corp.	111,400	7,577,428
Air Freight & Logistics 1.4%
FedEx Corp.	40,300	4,449,120
Electrical Equipment 1.6%
Emerson Electric Co.	110,200	4,955,694
Industrial Conglomerates 3.4%
General Electric Co.	303,850	10,953,792
Machinery 0.9%
Caterpillar, Inc.	43,300	2,774,231
Information Technology 23.2%
Communications Equipment 2.6%
Cisco Systems, Inc.*	214,290	5,697,971
QUALCOMM, Inc.	63,100	2,376,346
		8,074,317
Computers & Peripherals 4.3%
Apple, Inc.*	64,000	5,486,720
EMC Corp.*	255,900	3,580,041
International Business Machines Corp.	45,100	4,471,665
		13,538,426
Electronic Equipment & Instruments 0.5%
Mettler-Toledo International, Inc.*	20,400	1,689,120
Internet Software & Services 2.4%
eBay, Inc.*	82,800	2,681,892
Google, Inc. "A"*	5,300	2,656,890
Yahoo!, Inc.*	82,000	2,321,420
		7,660,202
IT Services 3.6%
Accenture Ltd. "A"	126,700	4,782,925
Fiserv, Inc.*	55,100	2,896,607
Paychex, Inc.	95,800	3,832,958
		11,512,490
Semiconductors & Semiconductor Equipment 3.9%
Broadcom Corp. "A"*	59,950	1,913,604
Intel Corp.	158,560	3,323,418
Linear Technology Corp.	82,560	2,555,232
Texas Instruments, Inc.	150,400	4,690,976
		12,483,230
Software 5.9%
Adobe Systems, Inc.*	81,300	3,160,131
Electronic Arts, Inc.*	55,900	2,795,000
Microsoft Corp.	413,200	12,751,352
		18,706,483
Materials 1.1%
Chemicals
Ecolab, Inc.	77,300	3,393,470
Utilities 0.4%
Independent Power Producers & Energy Traders
TXU Corp.	25,600	1,384,448
Total Common Stocks (Cost $186,020,396)		315,982,135

Cash Equivalents 0.8%
Cash Management QP Trust, 5.31% (a) (Cost $2,649,058)	2,649,058	2,649,058
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $188,669,454)+	100.4	318,631,193
Other Assets and Liabilities, Net	(0.4)	(1,318,894)
Net Assets	100.0	317,312,299
* Non-income producing security.
+ The cost for federal income tax purposes was $190,455,180. At January 31, 2007, net unrealized appreciation for all securities based on tax cost was $128,176,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $131,823,547 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,647,534.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $186,020,396)	$ 315,982,135
Investment in Cash Management QP Trust (cost $2,649,058)	2,649,058
Total investments in securities, at value (cost $188,669,454)	318,631,193
Foreign currency, at value (cost $3,300)	3,276
Receivable for Fund shares sold	123,592
Dividends receivable	148,483
Interest receivable	14,458
Other assets	44,725
Total assets	318,965,727
Liabilities
Payable for Fund shares redeemed	916,212
Accrued management fee	174,630
Other accrued expenses and payables	562,586
Total liabilities	1,653,428
Net assets, at value	$ 317,312,299
Net Assets
Net assets consist of: Undistributed net investment income	508,679
Net unrealized appreciation (depreciation) on: Investments	129,961,739
Foreign currency related transactions	(24)
Accumulated net realized gain (loss)	(298,838,340)
Paid-in capital	485,680,245
Net assets, at value	$ 317,312,299

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($22,829,221 ÷ 841,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.13
Maximum offering price per share (100 ÷ 94.25 of $27.13)	$ 28.79

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,072,832 ÷ 118,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.95

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,163,344 ÷ 121,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.99
Class S Net Asset Value, offering and redemption price(a) per share ($271,875,201 ÷ 9,851,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.60
Institutional Class Net Asset Value, offering and redemption price(a) per share ($16,371,701 ÷ 590,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.73
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,328)	$ 1,742,076
Interest — Cash Management QP Trust	103,555
Other income*	395,569
Total Income	2,241,200
Expenses: Management fee	1,004,374
Administration fee	163,313
Services to shareholders	445,793
Custodian fees	9,534
Distribution service fees	60,375
Auditing	27,740
Legal	12,980
Trustees' fees and expenses	7,275
Reports to shareholders	35,217
Registration fees	32,965
Other	10,268
Total expenses before expense reductions	1,809,834
Expense reductions	(79,394)
Total expenses after expense reductions	1,730,440
Net investment income (loss)	510,760
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,111,777
Foreign currency related transactions	(2,128)
13,109,649
Net unrealized appreciation (depreciation) during the period on: Investments	20,100,937
Foreign currency related transactions	(773)
20,100,164
Net gain (loss) on investment transactions	33,209,813
Net increase (decrease) in net assets resulting from operations	$ 33,720,573
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2007 (Unaudited)	Year Ended July 31, 2006
Operations: Net investment income (loss)	$ 510,760	$ (244,718)
Net realized gain (loss) on investment transactions	13,109,649	39,462,403
Net unrealized appreciation (depreciation) during the period on investment transactions	20,100,164	(32,921,364)
Net increase (decrease) in net assets resulting from operations	33,720,573	6,296,321
Distributions to shareholders from: Net investment income: Class A	—	(79,832)
Class AARP	—	(37,836)
Class S	—	(1,534,439)
Institutional Class	—	(268,891)
Fund share transactions: Proceeds from shares sold	12,040,655	43,025,432
Reinvestment of distributions	—	1,868,116
Cost of shares redeemed	(48,555,873)	(158,206,640)
Redemption fees	2,101	3,090
Net increase (decrease) in net assets from Fund share transactions	(36,513,117)	(113,310,002)
Increase (decrease) in net assets	(2,792,544)	(108,934,679)
Net assets at beginning of period	320,104,843	429,039,522
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $508,679 and $2,081, respectively)	$ 317,312,299	$ 320,104,843

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.47	$ 24.36	$ 21.54	$ 20.32	$ 18.64	$ 27.15
Income (loss) from investment operations: Net investment income (loss)[b]	.01[e]	(.07)	.05	(.08)	(.07)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.65	.25	2.77	1.30	1.75	(8.37)
Total from investment operations	2.66	.18	2.82	1.22	1.68	(8.51)
Less distributions from: Net investment income	—	(.07)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 27.13	$ 24.47	$ 24.36	$ 21.54	$ 20.32	$ 18.64
Total Return (%)[c]	10.87d,e**	.69[d]	13.09	6.00[d]	9.01	(31.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	24	28	42	41	44
Ratio of expenses before expense reductions (%)	1.28*	1.37	1.27	1.35	1.27	1.28
Ratio of expenses after expense reductions (%)	1.27*	1.35	1.27	1.29	1.27	1.28
Ratio of net investment income (loss) (%)	(.02)e*	(.26)	.22	(.38)	(.36)	(.57)
Portfolio turnover rate (%)	13*	16	20	21	31	48
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12% (not annualized). Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.50	$ 23.51	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)[e]	(.24)	(.11)	(.24)	(.21)	(.31)
Net realized and unrealized gain (loss) on investment transactions	2.53	.23	2.68	1.27	1.70	(8.31)
Total from investment operations	2.45	(.01)	2.57	1.03	1.49	(8.62)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 25.95	$ 23.50	$ 23.51	$ 20.94	$ 19.91	$ 18.42
Total Return (%)[c]	10.43d,e**	(.04)[d]	12.27[d]	5.17[d]	8.09	(31.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	4	3	2
Ratio of expenses before expense reductions (%)	2.27*	2.45	2.30	2.15	2.07	2.08
Ratio of expenses after expense reductions (%)	2.11*	2.11	2.05	2.06	2.07	2.08
Ratio of net investment income (loss) (%)	(.86)e*	(1.02)	(.56)	(1.15)	(1.16)	(1.37)
Portfolio turnover rate (%)	13*	16	20	21	31	48
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12% (not annualized). Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.53	$ 23.54	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)[e]	(.24)	(.11)	(.24)	(.20)	(.30)
Net realized and unrealized gain (loss) on investment transactions	2.54	.23	2.68	1.27	1.71	(8.31)
Total from investment operations	2.46	(.01)	2.57	1.03	1.51	(8.61)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 25.99	$ 23.53	$ 23.54	$ 20.97	$ 19.94	$ 18.43
Total Return (%)[c]	10.45d,e**	(.04)[d]	12.26[d]	5.17[d]	8.19	(31.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2	1
Ratio of expenses before expense reductions (%)	2.13*	2.22	2.20	2.18	2.04	2.06
Ratio of expenses after expense reductions (%)	2.08*	2.12	2.04	2.06	2.04	2.06
Ratio of net investment income (loss) (%)	(.83)e*	(1.03)	(.55)	(1.15)	(1.13)	(1.35)
Portfolio turnover rate (%)	13*	16	20	21	31	48
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12% (not annualized). Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.86	$ 24.73	$ 21.81	$ 20.52	$ 18.78	$ 27.29
Income (loss) from investment operations: Net investment income (loss)[b]	.04[d]	(.01)	.10	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.70	.26	2.82	1.32	1.76	(8.44)
Total from investment operations	2.74	.25	2.92	1.29	1.74	(8.51)
Less distributions from: Net investment income	—	(.12)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 27.60	$ 24.86	$ 24.73	$ 21.81	$ 20.52	$ 18.78
Total Return (%)	11.02c,d**	.94[c]	13.39[c]	6.29[c]	9.27	(31.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	270	349	401	451	506
Ratio of expenses before expense reductions (%)	1.08*	1.21	1.10	1.08	1.01	1.01
Ratio of expenses after expense reductions (%)	1.03*	1.11	1.06	1.02	1.01	1.01
Ratio of net investment income (loss) (%)	.22d*	(.02)	.43	(.11)	(.10)	(.30)
Portfolio turnover rate (%)	13*	16	20	21	31	48
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12% (not annualized). Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.96	$ 24.86	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Income (loss) from investment operations: Net investment income (loss)[b]	.06[d]	.03	.15	.01	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.71	.26	2.83	1.31	1.77	(8.45)
Total from investment operations	2.77	.29	2.98	1.32	1.79	(8.46)
Less distributions from: Net investment income	—	(.19)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 27.73	$ 24.96	$ 24.86	$ 21.88	$ 20.56	$ 18.77
Total Return (%)	11.10c,d**	1.12[c]	13.62	6.42	9.54	(31.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	37	20	20.003
Ratio of expenses before expense reductions (%)	.93*	.99	.84	.85	.81	.81
Ratio of expenses after expense reductions (%)	.89*	.96	.84	.85	.81	.81
Ratio of net investment income (loss) (%)	.36d*	.13	.65	.06	.10	(.10)
Portfolio turnover rate (%)	13*	16	20	21	31	48
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12% (not annualized). Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Company Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Class R shares were converted into Class A shares on November 17, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $310,163,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($211,647,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2006, the Fund utilized approximately $37,591,000 of prior year capital loss carryforwards. In addition, from November 1, 2005 through July 31, 2006, the Fund incurred approximately $2,300 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $20,132,359 and $50,872,401, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Amended and Restated Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the six months ended January 31, 2007, the fee pursuant to the Amended and Restated Investment Management Agreement was equivalent to an annualized effective rate of 0.615% of the Fund's average daily net assets.

For the period from August 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.29%
Class B	2.04%
Class C	2.04%
Class S	1.05%
Institutional Class	0.87%

Effective October 1, 2006 through September 30, 2007 for Class B, C and S, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.15%
Class C	2.15%
Class S	1.02%

Effective November 20, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses for Class A shares at 1.27%, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six-months ended January 31, 2007, the Advisor received an Administration Fee of $163,313, of which $27,106 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R (through November 17, 2006) and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2007
Class A	$ 25,326	$ 1,360	$ 12,106
Class B	6,904	2,368	7,041
Class C	4,511	596	2,827
Class R	856	—	—
Class S	326,909	67,045	195,815
Institutional Class	9,493	3,672	11,457
	$ 373,999	$ 75,041	$ 229,246

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares (through November 17, 2006). Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended January 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2007
Class B	11,823	1,973
Class C	11,262	1,992
Class R	1,023	—
	$ 24,108	$ 3,965

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R (Class R shares through November 17, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2007	Annualized Effective Rate
Class A	$ 28,143	$ 6,217.24%
Class B	3,849	792.24%
Class C	3,641	912.24%
Class R	634	—	.19%
	$ 36,267	$ 7,921

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2007 aggregated $1,228.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2007, the CDSC for Class B and C shares aggregated $4,477 and $14, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,760, of which $7,680 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2007, the Fund's custodian fees were reduced by $34 and $4,319, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	90,103	$ 2,188,622	363,528	$ 9,036,317
Class B	4,568	115,794	22,879	554,039
Class C	13,325	327,306	72,783	1,770,152
Class R	4,202	262,269	21,146	532,112
Class AARP	—	—	59,933	1,520,831
Class S	345,639	9,136,124	1,165,519	29,457,642
Institutional Class	417	10,540	5,902	154,339
		$ 12,040,655		$ 43,025,432
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	3,109	$ 79,184
Class AARP	—	—	1,327	34,309
Class S	—	—	57,453	1,485,732
Institutional Class	—	—	10,366	268,891
		$ —		$ 1,868,116
Shares redeemed
Class A	(264,983)	$ (6,883,700)	(541,766)	$ (13,533,992)
Class B	(21,644)	(537,521)	(43,959)	(1,045,436)
Class C	(7,373)	(181,745)	(63,592)	(1,508,070)
Class R	(2,133)	(55,453)	(7,051)	(176,515)
Class AARP	—	—	(92,459)	(2,338,325)
Class S	(1,361,072)	(36,167,454)	(4,762,722)	(120,879,544)
Institutional Class	(180,839)	(4,730,000)	(741,480)	(18,724,758)
		$ (48,555,873)		$ (158,206,640)
Shares Converted*
Class A	44,675	$ 1,192,809	—	$ —
Class R	(44,277)	(1,192,809)	—	—
Class AARP	—	$ —	(292,813)	$ (7,092,639)
Class S	—	—	292,716	7,092,639
		$ —		$ —
Redemption fees		$ 2,101		$ 3,090
Net increase (decrease)
Class A	(130,205)	$ (3,500,722)	(175,129)	$ (4,418,113)
Class B	(17,076)	(421,727)	(21,080)	(491,337)
Class C	5,952	145,561	9,191	262,085
Class R	(42,208)	(985,993)	14,095	355,597
Class AARP	—	—	(324,012)	(7,875,608)
Class S	(1,015,433)	(27,030,776)	(3,247,034)	(82,841,098)
Institutional Class	(180,422)	(4,719,460)	(725,212)	(18,301,528)
		$ (36,513,117)		$ (113,310,002)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund and Class R shares of the Fund into Class A shares. These conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $395,569 from the Advisor for its settlement portion, which is equivalent to $0.031 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 756
Fund Number	469	669	769	1469
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCQGX
Fund Number	2060

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007